EX.99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officer of the Matrix Advisors Value Fund, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Matrix Advisors Value Fund, Inc. for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Matrix Advisors Value Fund, Inc. for the stated period.

/s/ DAVID A. KATZ
-----------------------------------------------------
David A. Katz
President/Treasurer, Matrix Advisors Value Fund, Inc.

Dated: March 28, 2006


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Matrix Advisors Value Fund, Inc. for purposes of the Securities Exchange Act of 1934.